FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


         Date of Report (Date of Earliest Event Reported) June 30, 1999


                CURRENT REPORT PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Commission file number: 1-13418


                         FALCON BUILDING PRODUCTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                        DELAWARE               36-3931893
          (State or Other Jurisdiction of   (I.R.S. Employer
           Incorporation or Organization)  Identification No.)


                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                    (Address of Principal Executive Office)

                                 (312) 906-9700

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)




ITEM 5.  OTHER EVENTS.

     On June 30, 1999, an outstanding option to purchase all of the issued and outstanding capital stock of Mansfield Plumbing Products, Inc., a wholly owned subsidiary of Falcon Building Products, Inc. (the "Company"), expired without being exercised pursuant to the terms of the option. The option was granted on December 30, 1998 to the Company's stockholders in exchange for a payment to the Company of $1.0 million.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FALCON BUILDING PRODUCTS, INC.


                                   By:  /s/  Sam A. Cottone
                                        Sam A. Cottone
                                        Executive Vice President-Finance
                                        and Chief Financial Officer



Dated:  July 2, 1999